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                                                                     EXHIBIT 4.1









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COMMON STOCK                         [LOGO]                         COMMON STOCK

NUMBER                              AMERICAN                              SHARES
ADC                          DISPOSAL SERVICES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

$.01 PAR VALUE                                                 CUSIP 025389 10 7
  PER SHARE                                  SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that


is the owner of

     FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF AMERICAN DISPOSAL SERVICES, INC. transferable on the books of the Corporation in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent.

             WITNESS the facsimile seal of the Corporation and the
              facsimile signatures of its duly authorized officers.

Dated:


       [SIGNATURE BLOCK]             [SEAL]              [SIGNATURE BLOCK]
           Chairman                                          Secretary


Countersigned:
     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                  Transfer Agent

By

                                                            Authorized Signature


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                         AMERICAN DISPOSAL SERVICE, INC.

THE CORPORATION WILL FURNISH, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UGMA    -                           Custodian
          ------------------------------------------------------------
                    (Cust)                             (Minor)
          under Uniform Gifts to Minors Act
                                           ---------------------------
                                                       (State)

Additional abbreviations may also be used though not in the above list.


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS AND ZIP CODE OF ASSIGNEE BELOW.

For value received,                        hereby sell, assign and transfer unto
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                                       PLEASE INSERT SOCIAL SECURITY OR TAXPAYER
                                                  IDENTIFYING NUMBER OF ASSIGNEE
Name                                  /                                        /
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Name
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Name
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Name
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Street
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City, State and Zip Code
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____________  Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint________________________________ Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


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Dated

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Signature of stockholder

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Signature of stockholder

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NOTICE:  The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.

MEDALLION SIGNATURE GUARANTEED